                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D. C. 20549


                                   Form 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) May 16, 2001




                           USFREIGHTWAYS CORPORATION


Delaware                            0-19791                 36-3790696
(State of Incorporation)            (Commission             (IRS Employer
                                    File Number)            Identification No.)



8550 West Bryn Mawr Avenue, Chicago Illinois                       60631
(Address of principal executive offices)                           (Zip Code)


                         Registrant's telephone number
                     including area code:  (773) 824-1000


                                Not applicable
       (Former name of former address, if changed since the last report)







                                         The Exhibit Index is located on Page 2.
                                         This Report contains 4 pages.

Item 5.      Other Events.

             On May 16, 2001, USFreightways Corporation announced that its Quarterly Report on Form 10-Q for first quarter, 2001, which was filed on May 15, 2001 contained erroneous information due to an error in transmission. A revised Quarterly Report on Form 10-Q was filed on May 16, 2001.


Item 7.      Exhibits.

             Exhibit 99      News Release, dated May 16, 2001.

                                  SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        USFREIGHTWAYS CORPORATION


                                        By:   /s/Christopher L. Ellis
                                              -----------------------
                                              Christopher L. Ellis
                                              Senior Vice President, Finance and
                                              Chief Financial Officer


Date:  May 17, 2001